Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this "Agreement") is made and entered into as of [●], 2017 by and between Dynatronics Corporation, a Utah corporation (the "Company"), and Bird & Cronin, Inc., a Minnesota Corporation ("B&C").
WHEREAS, the Company and B&C are parties to that certain Asset Purchase Agreement, dated as of [●], 2017 (the "Purchase Agreement") for the purchase of substantially all of the assets of B&C by the Company (the "Transaction"), pursuant to which, among other things, the Company has agreed to issue to B&C, as part of the consideration contemplated by the Purchase Agreement, up to [●] shares of the Company's Series D Non-Voting  Convertible Preferred Stock (the "Preferred Stock");
WHEREAS, the Preferred Stock is mandatorily and automatically convertible into shares of the Company's common stock, no par value per share ("Common Stock"), upon receipt of approval of the shareholders of the Company, as contemplated by the Purchase Agreement and the Certificate of Designations, Preferences and Rights of the Series D Non-Voting Convertible Preferred Stock of Dynatronics Corporation; and
WHEREAS, in connection with the consummation of the Transaction, and pursuant to the terms of the Purchase Agreement, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to B&C as set forth below.
NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties hereto agree as follows:
1. Defined Terms.  Capitalized terms used in this Agreement but not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:
"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.
"Agreement" has the meaning set forth in the preamble.
"B&C" has the meaning set forth in the preamble.
"Company" has the meaning set forth in the preamble and includes the Company's successors by merger, acquisition, reorganization or otherwise.
"Commission Restrictions" has the meaning set forth in Section 2(d).
"Common Stock" has the meaning set forth in the recitals.
"Controlling Person" has the meaning set forth in Section 3(d).
"Cut-Back Shares" has the meaning set forth in Section 2(d).

"Effectiveness Period" has the meaning set forth in Section 2(b).
"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
"Initial Registration" has the meaning set forth in Section 2(a).
"Preferred Stock" has the meaning set forth in the recitals.
"Private Offering" has the meaning set forth in Section 2(a).
"Prospectus" means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement, including any shelf supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.
"Purchase Agreement" has the meaning set forth in the recitals.
"Registrable Securities" means (a) the shares of Common Stock issuable upon conversion of Preferred Stock beneficially owned by B&C and (b) any shares of Common Stock issued or issuable with respect to any shares or securities described in subsection (a) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected).  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met, (iii) such securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), (iv) such securities are otherwise transferred, or (v) such securities have ceased to be outstanding.
"Registration Statement" means any registration statement of the Company, including the Prospectus, amendments and supplements (including shelf supplements) to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.
"Restriction Termination Date" has the meaning set forth in Section 2(d).

"Rule 144" means Rule 144 under the Securities Act.
"Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any holder of Registrable Securities.
"Securities Act" means the Securities Act of 1933, as amended.
"Target Filing Date" has the meaning set forth in Section 2(a).
"Transaction" has the meaning set forth in the recitals.
2. Registration Statements.
(a) Initial Registration.  As soon as practicable after the Closing under the Purchase Agreement, but not later than the Target Filing Date, the Company shall file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Registration").  The Initial Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by B&C in the manner or manners designated by B&C.  For purposes hereof, "Target Filing Date" shall mean the date which is 45 days (or, if such day is not a day on which the Commission is open for business, then the next such Business Day) following the Closing Date of the Purchase Agreement. The Company may, in its sole discretion, include the Registrable Securities and identify B&C as a "Selling Shareholder" in a registration statement, or registration statements (including supplements thereto), in connection with the registration for resale of shares of the Common Stock of the Company underlying certain shares of the Company's Series C Convertible Non-Voting Preferred Stock and other securities being offered by the Company in a private offering to accredited investors without registration under the Securities Act in reliance upon exemptions from registration under the rules and regulations promulgated thereunder (the "Private Offering"). The net proceeds from the Private Offering are to be used in part to pay a portion of the cash consideration to B&C under the Purchase Agreement. Reference herein to "Registration Statement" shall include any such other registration statement that includes Registrable Securities of B&C.
(b) Effectiveness.  The Company shall use commercially reasonable efforts to cause the Initial Registration to be declared effective under the Securities Act promptly, but in any event within 120 days of the filing date, and to keep the Initial Registration continuously effective under the Securities Act until the earliest of (i) the date that is two (2) years following its effective date and (ii) the date upon which all Registrable Securities have been sold thereunder; provided that the Company shall have no obligation to file or maintain the Initial Registration after the 18-month anniversary of the [date upon which B&C received the Registrable Securities] if at such time all of the Registrable Securities covered by such Initial Registration (except for securities held by an Affiliate of the Company) are eligible for resale under Rule 144, without regard to volume, manner of sale or other restrictions contained in Rule 144 under the Securities Act (or any successor rule) (the "Effectiveness Period").

(c) Permitted Delay.  The Company may delay the filing of any Registration Statement or delay or suspend the effectiveness thereof, for a reasonable period of time, but not in excess of 60 consecutive days, if the Board of Directors of the Company determines in its reasonable good faith judgment that such registration would (i) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act; (iv) require the Company to prepare audited or interim financial statements, whether for itself or for an entity acquired or to be acquired, as of a date other than such entity's fiscal year end, or pro forma financial statements, that are required to be included in the Registration Statement.
(d) Rule 415; Cut-Back. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires B&C to be named as an "underwriter," the Company shall use commercially reasonable efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering "by or on behalf of the issuer" as defined in Rule 415 and that B&C is not an "underwriter."  B&C shall have the right to one (1) legal counsel designated by B&C to review and oversee any registration or matters pursuant to this Section 2(d), including participation in any meetings or discussions with the Commission regarding the Commission's position and to comment on any written submission made to the Commission with respect thereto. No such written submission with respect to this matter shall be made to the Commission to which B&C's counsel reasonably objects.  In the event that, despite the Company's commercially reasonable efforts and compliance with the terms of this Section 2(d), the Commission refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the "Cut-Back Shares") and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company's compliance with the requirements of Rule 415 (collectively, the "Commission Restrictions"); provided, however, that the Company shall not agree to name B&C as an "underwriter" in such Registration Statement without the prior written consent of B&C. No cut-back shall be imposed on B&C pursuant to this Section 2(d) until the Company has reduced any securities being registered on the same Registration Statement by which the Registrable Securities are being registered that are (i) owned by Affiliates of the Company or Affiliates of any officer or director of the Company or (ii) represented by warrants of the Company. Any cut-back imposed on B&C after such securities have been removed from the Registration Statement shall be allocated among all holders of Common Stock issuable upon the conversion of any series of preferred stock of the Company being registered pursuant to such Registration Statement (applied to the holders of Common Stock to be issuable upon the conversion of such preferred stock on a pro rata basis based on the total number of such unregistered shares of Common Stock).  In furtherance of the foregoing, if requested by the Company, B&C shall provide the Company with notice of its sale of substantially all of the Registrable Securities under such Registration Statement such that the Company will be able to file one or more additional Registration Statements to effect the registration of such Cut-Back Shares in accordance with any Commission Restrictions applicable to such Cut-Back Shares (such date of notice, the "Restriction Termination Date").  From and after the Restriction Termination Date applicable to any Cut-Back Shares, all of the provisions of this Section 2 (including the Company's obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut-Back Shares; provided, however, that (i) the Target Filing Date for such Registration Statement including such Cut-Back Shares shall be fifteen (15) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut-Back Shares shall be the 60th day immediately after the Restriction Termination Date (or the 120th day if the Commission reviews such Registration Statement).

3. Registration Procedures. In connection with the filing of any Registration Statement pursuant to Section 2 hereof, within five (5) business days after the Closing Date of the Purchase Agreement, B&C shall furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A.  In connection with the filing of any Registration Statement pursuant to this Section 3, the Company shall:
(a) use its commercially reasonable efforts to prepare and file with the Commission a Registration Statement or Registration Statements as prescribed by Section 2 hereof, and use commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective for the Effectiveness Period;
(b) prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;
(c) notify each selling holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed with the Commission;
(d) notify each selling holder of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or omit any fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such holder, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(e) notify the holders of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(f) advise the holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;
(g) otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.
4. Suspension of Sales.  Each selling holder of the Registrable Securities, upon receipt of any notice from the Company of any event of the kind described in Section 3(d), shall forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 3(d), and if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.
5. Expenses. All expenses (other than Selling Expenses) incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all (i) registration and filing fees (including, without limitation, any fees relating to filings required to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are listed or quoted); (ii) underwriting expenses (other than fees, commissions or discounts); (iii) expenses of any audits incident to or required by any such registration; (iv) fees and expenses of complying with securities and "blue sky" laws (including, without limitation, fees and disbursements of counsel for the Company in connection with "blue sky" qualifications or exemptions of the Registrable Securities); (v) printing expenses; (vi) messenger, telephone and delivery expenses; (vii) fees and expenses of the Company's counsel and accountants; and (viii) Financial Industry Regulatory Authority, Inc. filing fees (if any).  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits. All Selling Expenses relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by B&C (or if applicable, such other holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such registration for each such holder).
6. Indemnification.
(a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, such holder's officers, directors, managers, members, partners, shareholders and Affiliates, each underwriter, broker or any other Person acting on behalf of such holder of Registrable Securities and each other Controlling Person, if any, who controls any of the foregoing Persons, against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities. This indemnity shall be in addition to any liability the Company may otherwise have.

(b) In connection with any registration in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Securities and each Controlling Person who controls any of the foregoing Persons against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided, that the obligation to indemnify shall be several, not joint and several, for each holder and shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement. This indemnity shall be in addition to any liability the selling holder may otherwise have.
(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 6, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that, if (i) any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (ii) such action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party's prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Controlling Person of such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of at least 85% of the Registrable Securities included in the registration, at the expense of the indemnifying party.

(d) If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7. Rule 144 Compliance. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company shall:
(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Registration Date;
(b) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, at any time after the Registration Date; and
(c) furnish to B&C so long as B&C owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company as B&C may reasonably request in connection with the sale of Registrable Securities without registration.
8. Preservation of Rights. The Company shall not enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to B&C in this Agreement.
9. Termination. This Agreement shall terminate and be of no further force or effect after the Effectiveness Period; provided, that the provisions of Section 5 and Section 6 shall survive any such termination.
10. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10).

If to the Company:	Dynatronics Corporation 7030 Park Centre Dr. Cottonwood Heights, Utah 84121 Attention:Kelvyn H. Cullimore, Jr., CEO Email: kelvyn@dynatronics.com

with a copy to:	Durham Jones & Pinegar, P.C. Facsimile: 801.415.3500 Attention:Kevin Pinegar or Wayne Swan Email:kpinegar@djplaw.com wswan@djplaw.com
If to B&C, to B&C's address as set forth in the register of shareholders maintained by the Company.
with a copy to: Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402-1498 Facsimile: (612) 340-2868 E-mail: Saunders.jeff@dorsey.com Attention: Jeff Saunders

11. Entire Agreement. This Agreement, together with the Purchase Agreement and any related exhibits and schedules thereto, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. Notwithstanding the foregoing, in the event of any conflict between the terms and provisions of this Agreement and those of the Purchase Agreement, the terms and conditions of this Agreement shall control.
12. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent holders of Preferred Stock; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of B&C unless and to the extent such successor or assign acquired the Preferred Stock directly from B&C; and provided, further, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Preferred Stock in violation of the terms of the Purchase Agreement.
13. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement; provided, however, the parties hereto hereby acknowledge that the Persons set forth in Section 6 are express third-party beneficiaries of the obligations of the parties hereto set forth in Section 6.

14. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
15. Amendment, Modification and Waiver.  The provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and B&C (or its Affiliates or permitted assigns and successors holding at least 85% of the Registrable Securities).  No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
16. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
17. Remedies. B&C, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
18. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH.  EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.
19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof. Each party also agrees that this Agreement and the transactions contemplated hereby may be entered into electronically and that any electronic signature, whether digital or encrypted, used by any party is intended to authenticate this Agreement and to have the same force and effect as a manual signature.  For purposes of this Agreement, an electronic signature means any electronic symbol, designation or process attached to or logically associated with a record, contract, document or instrument and adopted by a party with the intent to sign such record, contract, document or instrument.
20. Further Assurances. Each of the parties to this Agreement shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

COMPANY Dynatronics Corporation
By_____________________ Name: Kelvyn H. Cullimore, Jr. Title: CEO and President

B&C Bird & Cronin, Inc.
By_____________________ Michael J. Cronin, Co-President By_____________________ Jason Anderson, Co-President

Annex A
DYNATRONICS CORPORATION
Selling Shareholder Notice and Questionnaire
The undersigned beneficial owner of common stock (the "Registrable Securities") of Dynatronics Corporation, a Utah corporation (the "Company"), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement") to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.
NOTICE
The undersigned beneficial owner (the "Selling Shareholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.
The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE
1.	Name.
(a)	Full Legal Name of Selling Shareholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Shareholder:

Telephone:
Fax:
Contact Person:

3.  Broker-Dealer Status:
(a)	Are you a broker-dealer?
Yes    No   
(b)	If "yes" to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?
Yes    No   
Note:	If "no" to Section 3(b), the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)	Are you an affiliate of a broker-dealer?
Yes    No   
(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes    No   
Note:	If "no" to Section 3(d), the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Shareholder.
Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.
(a)	Type and Amount of other securities beneficially owned by the Selling Shareholder:

5.  Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Date:  Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE (WHICH SHALL CONSTITUTE DELIVERY TO THE COMPANY FOR PURPOSES OF THE REGISTRATION RIGHTS AGREEMENT), AND RETURN THE ORIGINAL BY MAIL, TO:

Jim Ogilvie, Director of Business Development
Dynatronics Corporation
Phone:  801-727-1755
jim.ogilvie@dynatronics.com